UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 29, 2008

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 29, 2008, Employers Holdings, Inc. (the "Company") entered into an amendment (the "Amendment") to the Agreement and Plan of Merger, dated January 10, 2008 and amended on April 28, 2008 (as amended, the "Merger Agreement"), by and among the Company, AmCOMP Incorporated ("AmCOMP") and Sapphire Acquisition Corp. ("Sapphire").

The Amendment modifies the Merger Agreement as follows:

•	the price per share to be paid by the Company to AmCOMP stockholders at the closing of the merger (the "Merger") will be reduced to $12.15 per share in cash;
•
subject to the satisfaction or, if permissible, waiver by the party to the Merger Agreement entitled to the benefit thereof, of the conditions set forth in the Merger Agreement, the closing of the Merger will occur on October 31, 2008;

•
permits AmCOMP to comply with the terms of a Consent Order, dated August 29, 2008, among the Office of Insurance Regulation of the State of Florida ("FOIR"), AmCOMP Assurance Corporation and AmCOMP Preferred Insurance Company; and

•	eliminates the requirement that AmCOMP terminate its 401(k) plan effective with the closing of the Merger.

In addition, on August 29, 2008, the Company and Sapphire received an executed Consent Order on Form A from FOIR approving the acquisition of AmCOMP by the Company.

The foregoing description of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Section 8 – Other Information

Item 8.01. Other Events.

On August 29, 2008, the Company issued a press release announcing the Amendment.  Attached as Exhibit 99.1 hereto and incorporated herein by reference is the press release issued by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated August 29, 2008, by and among AmCOMP Incorporated, Employers Holdings, Inc. and Sapphire Acquisition Corp.
99.1	Employers Holdings, Inc. press release, dated August 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated:                      August 29, 2008

Exhibit Index

Exhibit No.	Exhibit
2.1	Amendment No. 2 to the Agreement and Plan of Merger, dated August 29, 2008, by and among AmCOMP Incorporated, Employers Holdings, Inc. and Sapphire Acquisition Corp.
99.1	Employers Holdings, Inc. press release, dated August 29, 2008.